Symetra True Variable Annuity®

Supplement dated September 23, 2016
to Prospectus dated May 1, 2016 as supplemented

The following disclosure in this prospectus regarding the Virtus Equity Trend Series Class I and the Virtus International Series Class I, found in Appendix B: Portfolio Information is replaced with the following:

Virtus Variable Insurance Trust
Virtus Equity Trend Series Class I	Long-term capital appreciation.	Virtus Investment Advisers, Inc.
Virtus International Series Class I	High total return consistent with reasonable risk.	Virtus Investment Advisers, Inc. Sub-Advised by Duff & Phelps Investment Management Co.